UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2015

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS	75039-2298
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 444-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Item 7.01	Regulation FD Disclosure

The following information is furnished pursuant to both Item 2.02 and Item 7.01.

The Registrant hereby furnishes the information set forth in its 2014 Financial and Operating Review, a copy of which is included as Exhibit 99.

ExxonMobil makes available (not incorporated into this report) a “PDF” version of the 2014 Financial and Operating Review on its website at exxonmobil.com, which some users may find more readable. Hard copies are also available on request from Exxon Mobil Corporation’s Office of Investor Relations at 972-444-1000. Materials on ExxonMobil’s website are not part of or incorporated by reference in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: March 23, 2015	By:	/s/ David S. Rosenthal
		Name:	David S. Rosenthal
		Title:	Vice President, Controller and
Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99	Exxon Mobil Corporation’s 2014 Financial and Operating Review.